Exhibit 99.1

ZONE TECHNOLOGIES, INC.

Contents

Page

Independent Auditors’ Report	1-2

Financial Statements

Balance Sheet as of December 31, 2015	3

Statement of operations for the period from January 9, 2015 (commencement of operations) through December 31, 2015	4

Statement of stockholder’s deficit for the period from January 9, 2015 (commencement of operations) through December 31, 2015	5

Statement of cash flows for the period from January 9, 2015 (commencement of operations) through December 31, 2015	6

Notes to Financial Statements	7-10

EisnerAmper LLP
900 South Pine Island Road
Suite 110
Ft. Lauderdale, FL 33324
T 954-475-3199
F 954-472-4500
www.eisneramper.com

INDEPENDENT AUDITORS' AUDIT REPORT

To the Stockholder
Zone Technologies, Inc.
Miami, Florida

Report on the Financial Statements

We have audited the accompanying financial statements of Zone Technologies, Inc. (the "Company"), which comprise the balance sheet as of December 31, 2015, and the related statements of operations, stockholder's deficit, and cash flows for the period from January 9, 2015 (commencement of operations) through December 31, 2015, and the related notes to the financial statements.

Management's Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor's Responsibility

Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor's judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity's preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Zone Technologies, Inc. as of December 31, 2015, and the results of its operations and its cash flows for the period from January 9, 2015 (commencement of operations) through December 31, 2015 in accordance with accounting principles generally accepted in the United States of America.

Emphasis of Matter

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note C to the financial statements, the Company's operating losses, lack of sufficient

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EISNERAMPER
ACCOUNTANTS & ADVISORS

working capital and dependence on stockholder for financing raise substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in Note C. The financial statements do not include any adjustments that might result from the outcome of this uncertainty. Our opinion is not modified with respect to this matter.

EisnerAmper, LLP

Fort Lauderdale, Florida
August 31, 2016

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ZONE TECHNOLOGIES, INC.

Balance Sheet

(See accompanying notes and independent auditors' report)

December 31, 2015

ASSETS
Current assets:
Cash	$75
Total assets	$75

LIABILITIES AND STOCKHOLDER'S DEFICIT
Current liabilities:
Accounts payable and accrued liabilities	$38,378
Total liabilities	38,378

STOCKHOLDER'S DEFICIT:
Preferred stock, $.001 par value, 10,000,000 shares authorized, no shares issued and outstanding	-
Common stock, $.001 par value, 500,000,000 shares authorized, 10,000,000 issued and outstanding	10,000
Additional paid-in capital	1,036,277
Accumulated deficit	(1,084,580)
Total stockholder's deficit	(38,303)
Total liabilities and stockholder's deficit	$75

ZONE TECHNOLOGIES, INC.

Statement of Operations

(See accompanying notes and independent auditors' report)

For the period from January 9, 2015 (commencement of operations) through December 31, 2015

Revenues	$-

Operating expenses:
General and administrative	869,687
Research and development	214,893
1,084,580

Loss before taxes	(1,084,580)

Income taxes	-

Net loss	$(1,084,580)

ZONE TECHNOLOGIES, INC.

Statement of Stockholder's Deficit

(See accompanying notes and independent auditors' report)

For the period from January 9, 2015 (commencement of operations) through December 31, 2015

					Additional		Total
	Preferred Stock		Common Stock		Paid-In	Accumulated	Stockholder's
	Shares	Par Value	Shares	Par Value	Capital	Deficit	Deficit

Balance upon commencement of operations	-	$-	-	$-	$-	$-	$-

Issuance of common stock to stockholder upon conversion of advances from stockholder	-	-	10,000,000	10,000	1,036,277	-	1,046,277

Net loss	-	-	-	-	-	(1,084,580)	(1,084,580)
Balance as of December 31, 2015	-	$-	10,000,000	$10,000	$1,036,277	$(1,084,580)	$(38,303)

ZONE TECHNOLOGIES, INC.

Statement of Cash Flows

(See accompanying notes and independent auditors' report)

For the period from January 9, 2015 (commencement of operations) through December 31, 2015

Cash flows from operating activities:
Net loss	$(1,084,580)
Adjustments to reconcile net loss to net cash provided by operating activities:
Increase in advances from stockholder	1,046,277
Changes in operating liabilities:
Increase in accounts payable	38,378
Net cash provided by operating activities	75

Net increase in cash	75
Cash at beginning of period	-
Cash at end of period	$75

NON-CASH FINANCING ACTIVITIES:
Conversion of stockholder advances into common stock	$1,046,277

ZONE TECHNOLOGIES, INC.

Notes to Financial Statements

(See accompanying financial statements and auditors’ report)

December 31, 2015

NOTE A - ORGANIZATION

Zone Technologies, Inc. is a Florida based Company engaged in the development and operation of the RedZone application available at no cost from the Apple iTunes™ store. The application provides users the safest travel routes in GPS map format based on crime data accumulated from government agencies and first-hand reports from a community of active users. Zone Technologies, Inc. was incorporated on October 27, 2015; all activities prior to that date were conducted by an affiliate and are included in these financial statements. The Company commenced its software development activities on January 9, 2015 and as of December 31, 2015 had a version of the application available at the Apple iTunes store. All references to the “Company”, “we” or “management” in these financial statements are to Zone Technologies, Inc.

NOTE B- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

[1]         Use of estimates:

The preparation of financial statements in conformity with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

[2]         Revenue recognition:

Revenue will be recognized when the services have been provided or delivered, the fees are determinable and collection is reasonably assured.

[3]         Research and development costs:

Research and development costs have been charged to expense as incurred since the Company cannot ascertain as of December 31, 2015, the future economic benefits arising from the application. Any future capitalizable costs will be subject to an ongoing assessment of recoverability based on anticipated future revenues and changes in software technologies. Costs that may be capitalized include direct costs, labor and related overhead associated with future development and enhancement of the software as application updates.

[4]         Income taxes:

Income taxes are accounted for under the asset and liability method as stipulated by Accounting Standards Codification (“ASC”) 740, “Accounting for Income Taxes.” Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carry forwards. Deferred tax assets and liabilities are measured using enacted tax rates in the years in which those temporary differences are expected to be recovered or settled.

Under ASC 740, the effect on deferred tax assets and liabilities or a change in tax rate is recognized in income in the period that includes the enactment date. Deferred tax assets are reduced to estimated amounts expected to be realized by the use of the valuation allowance. A valuation allowance is applied when in management’s view it is more likely than not (50%) that such deferred tax will not be utilized.

ZONE TECHNOLOGIES, INC.

Notes to Financial Statements

(See accompanying financial statements and auditors’ report)

December 31, 2015

NOTE B- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

[4]         Income taxes (continued):

ASC 740 provides interpretative guidance for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. In the unlikely event when an uncertain tax position arises in which the Company could incur income taxes, the Company would evaluate whether there is a probability that the uncertain tax position taken would be sustained upon examination by the taxing authorities. A liability for uncertain tax positions would then be recorded if the Company determined it is more likely than not that a position would not be sustained upon examination or if a payment would have to be made to a taxing authority.

As of December 31, 2015, the Company does not believe any uncertain tax positions exist that would result in the Company having a liability to the taxing authorities. The Company’s policy is to classify interest and penalties related to unrecognized tax benefits, if and when required, as part of interest expense and general and administrative expense, respectively, in the statement of operations.

[5]         Recent accounting pronouncements:

In May 2014, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”), No. 2014-09, “Revenue from Contracts with Customers” (topic 606), to replace the existing revenue recognition criteria for contracts with customers and to establish the disclosure requirements for revenue from contracts with customers. The amendments in this ASU are effective for annual reporting periods beginning after December 15, 2018 and interim reporting periods within annual reporting periods beginning after December 15, 2019. Earlier application is permitted only as of an annual reporting period beginning after December 15, 2016. Management is currently assessing whether the implementation of ASU 2014-09 will have any material effect on the Company’s financial statements.

In August 2014, the FASB issued ASU No. 2014-15, “Presentation of Financial Statements – Going Concern””, to provide guidance within GAAP requiring management to evaluate whether there is a substantial doubt about an entity’s ability to continue as a going concern and requiring related disclosures. The ASU is effective for annual periods ending after December 15, 2016. The Company is currently assessing the impact of the ASU, if any, on its financial statements.

NOTE C- GOING CONCERN

The Company has incurred a net loss and accumulated deficit of $1,084,580 as of and for the period ended December 31, 2015 and has a working capital deficit at December 31, 2015 of $38,303. These conditions raise substantial doubt about the Company’s ability to continue as a going concern.  There is no guarantee as to whether the Company will be able to generate enough revenue and/or raise sufficient capital to support its operations. The ability of the Company to continue as a going concern is dependent on management’s plans which include continued funding by the stockholder and any other debt and equity financing.  On July 7, 2016, the Company agreed to be acquired. See note G.

The financial statements do not include any adjustments that might result from the outcome of these uncertainties.

ZONE TECHNOLOGIES, INC.

Notes to Financial Statements

(See accompanying financial statements and auditors’ report)

December 31, 2015

NOTE D- RELATED PARTY TRANSACTIONS

The Company’s expenses for the year ended December 31, 2015 were paid by an affiliate controlled by the Company’s sole stockholder. The stockholder contributed the expenses to the Company and the Company issued all of its outstanding common stock to him.

Some of the expenses were paid by the affiliate to other entities commonly owned by our stockholder. The expenses were for services including consulting and formation of concept and amounted to $140,000 during the period ended December 31, 2015. All related party invoices have been paid as of December 31, 2015; there are no outstanding liabilities or receivables from related parties as of December 31, 2015.

NOTE E- INCOME TAXES

The components of the income tax benefit for the year ended December 31, 2015 are as follows:

Current
Federal	$-
State	-
Total current tax benefit	-
Deferred
Federal	339,594
State	58,132
Change in valuation allowance	(397,726)
Total deferred tax benefit	-
Net income tax benefit	$-

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Significant components of the Company’s deferred tax assets at December 31, 2015 are as follows:

Organizational Costs	$232,462
Net Operating Loss Carryforward	165,264
Total deferred tax assets	397,726
Less valuation allowance	397,726
Net deferred tax assets	$-

In assessing its ability to realize its deferred tax assets, management considers whether it is more likely than not that some portion or all the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income. Management considers projected future taxable income and tax planning strategies in making this assessment. Based upon this analysis, management has determined that a full valuation allowance was required at December 31, 2015.

ZONE TECHNOLOGIES, INC.

Notes to Financial Statements

(See accompanying financial statements and auditors’ report)

December 31, 2015

NOTE E- INCOME TAXES (CONTINUED)

A reconciliation of the differences between income tax benefit computed at federal and statutory rates and the income taxes benefit for the year ended December 31, 2015 is as follows:

Income tax benefit at federal statutory rate	(34%	)
State taxes, net of federal beneifit	(3.5%	)
Nondeductible items	0.9%
Change in valuation allowance	36.6%
	-

As of December 31, 2015, for U.S. federal income tax reporting purposes, the Company has approximately $439,000 of net operating losses (“NOLs”) available for carry forward to future years. The benefit from the carry forward of such NOLs will begin expiring during the year ended December 31, 2030. Because United States tax laws limit the time during which NOL carry forwards may be applied against future taxable income, the Company may be unable to take full advantage of its NOL for federal income tax purposes should the Company generate taxable income. Further, the benefit from utilization of NOLs carry forwards could be subject to limitations due to ownership changes that occur in the Company as it continues to raise additional capital. Based on such limitations, the Company has significant NOLs for which realization of tax benefits is uncertain.

NOTE F – RISKS AND CONCENTRATIONS

The Company’s business is subject to certain risks and concentrations including dependence on third-party technology providers and exposure to risks associated with online commerce security.

NOTE G – SUBSEQUENT EVENTS

On July 7, 2016, the Company entered into an agreement and plan of merger with Helios & Matheson Analytics Inc. a company listed in the NASDAQ under the symbol HMNY (“Acquirer”). Under the terms of the agreement the Company is to exchange all of its 10,000,000 issued and outstanding shares of common stock for 1,740,000 shares of the Acquirer’s common stock upon meeting certain pre-merger conditions outlined in the agreement. The Company will thereafter become a wholly owned subsidiary of the Acquirer at a merger consummation date to be agreed by the parties.

During the period from January 1, 2016 through the date the financial statements were available to be issued, the stockholder has continued to fund the Company’s operations through capital contributions.

Management has performed an analysis of the activities and transactions subsequent to December 31, 2015 to determine the need for any adjustments to and/or disclosures within the audited financial statements for the period ended December 31, 2015. Management has performed their analysis through August 31, 2016, the date the financial statements were available to be issued.